Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,235,179 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 11 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$442,658,041
Aggregate Outstanding Principal Balance – Treasury Bill	$12,572,090
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.84%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$430,085,951
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.16%
Number of Borrowers	14,768
Average Outstanding Principal Balance Per Borrower	$29,974
Number of Loans	26,869
Average Outstanding Principal Balance Per Loan – Treasury Bill	$46,911
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,168
Weighted Average Remaining Term to Scheduled Maturity	170 months
Weighted Average Annual Interest Rate	4.34%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,273	$95,004,901	21.5%
3.01% to 3.50%	4,830	72,533,157	16.4
3.51% to 4.00%	5,293	75,477,425	17.1
4.01% to 4.50%	6,127	89,700,886	20.3
4.51% to 5.00%	1,271	21,834,181	4.9
5.01% to 5.50%	389	8,347,651	1.9
5.51% to 6.00%	359	7,931,808	1.8
6.01% to 6.50%	533	13,217,529	3.0
6.51% to 7.00%	583	13,872,385	3.1
7.01% to 7.50%	255	6,935,909	1.6
7.51% to 8.00%	395	11,234,656	2.5
8.01% to 8.50%	467	20,627,682	4.7
Equal to or greater than 8.51%	94	5,939,873	1.3

Total	26,869	$442,658,041	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,022	$$7,861,598	1.8%
$5,000.00-$ 9,999.99	2,103	15,443,736	3.5
$10,000.00-$14,999.99	1,696	21,140,652	4.8
$15,000.00-$19,999.99	1,325	23,032,483	5.2
$20,000.00-$24,999.99	1,064	23,802,784	5.4
$25,000.00-$29,999.99	830	22,720,607	5.1
$30,000.00-$34,999.99	686	22,281,938	5.0
$35,000.00-$39,999.99	592	22,173,422	5.0
$40,000.00-$44,999.99	450	19,091,493	4.3
$45,000.00-$49,999.99	370	17,553,978	4.0
$50,000.00-$54,999.99	311	16,343,975	3.7
$55,000.00-$59,999.99	293	16,809,716	3.8
$60,000.00-$64,999.99	241	15,074,342	3.4
$65,000.00-$69,999.99	222	14,994,486	3.4
$70,000.00-$74,999.99	167	12,102,008	2.7
$75,000.00-$79,999.99	156	12,094,420	2.7
$80,000.00-$84,999.99	134	11,038,179	2.5
$85,000.00-$89,999.99	122	10,670,970	2.4
$90,000.00-$94,999.99	112	10,355,773	2.3
$95,000.00-$99,999.99	99	9,649,660	2.2
$100,000.00 and above	773	118,421,820	26.8

Total	14,768	$442,658,041	100.0%
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	26,276	$429,031,155	96.9%
31-60 days	223	4,656,973	1.1
61-90 days	136	3,307,944	0.7
91-120 days	56	1,368,544	0.3
121-150 days	42	1,321,349	0.3
151-180 days	18	261,360	0.1
181-210 days	21	493,789	0.1
Greater than 210 days	97	2,216,926	0.5

	26,869	$442,658,041	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	80	$20,763	*
4 to 12	350	237,625	0.1%
13 to 24	669	1,333,083	0.3
25 to 36	3,356	6,549,036	1.5
37 to 48	1,605	5,939,300	1.3
49 to 60	1,168	5,511,580	1.2
61 to 72	965	6,526,661	1.5
73 to 84	981	7,534,623	1.7
85 to 96	3,119	24,767,190	5.6
97 to 108	1,223	13,571,751	3.1
109 to 120	1,093	14,271,128	3.2
121 to 132	1,505	26,641,622	6.0
133 to 144	1,368	28,158,357	6.4
145 to 156	3,293	67,735,587	15.3
157 to 168	1,362	34,272,054	7.7
169 to 180	947	27,290,554	6.2
181 to 192	922	32,831,598	7.4
193 to 204	770	28,697,844	6.5
205 to 216	539	23,762,705	5.4
217 to 228	461	19,738,127	4.5
229 to 240	240	10,754,039	2.4
241 to 252	177	8,826,764	2.0
253 to 264	124	6,779,466	1.5
265 to 276	97	6,579,304	1.5
277 to 288	87	4,879,950	1.1
289 to 300	105	6,732,493	1.5
301 to 312	153	11,748,486	2.7
313 to 324	16	1,282,692	0.3
325 to 336	13	607,772	0.1
337 to 348	20	2,044,906	0.5
349 to 360	34	3,823,150	0.9
361 and above	27	3,207,831	0.7

Total	26,869	$442,658,041	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	580	$11,287,738	2.5%
Forbearance*	1,347	33,130,118	7.5
Repayment
First year in repayment	150	7,057,659	1.6
Second year in repayment	169	6,371,618	1.4
Third year in repayment	195	7,499,101	1.7
More than 3 years in repayment	24,428	377,311,807	85.2

Total	26,869	$442,658,041	100.0%

* Of the trust student loans in forbearance status, approximately 306 loans with an aggregate outstanding principal balance of $6,115,418, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.
Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 146.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.1	-	201.3
Forbearance	-	4.9	199.0
Repayment	-	-	165.3
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $11,287,738 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $8,800,625 or approximately 78.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	158	$3,160,232	0.7%
Alaska	38	$562,899	0.1
Arizona	415	7,746,565	1.8
Arkansas	165	3,033,737	0.7
California	2,618	47,844,504	10.8
Colorado	420	7,167,725	1.6
Connecticut	366	4,056,154	0.9
Delaware	51	835,834	0.2
District of Columbia	75	1,763,115	0.4
Florida	997	20,416,315	4.6
Georgia	623	10,691,019	2.4
Hawaii	66	1,365,862	0.3
Idaho	97	1,784,880	0.4
Illinois	873	12,630,445	2.9
Indiana	476	7,764,779	1.8
Iowa	107	1,679,416	0.4
Kansas	246	3,210,923	0.7
Kentucky	224	3,335,012	0.8
Louisiana	679	9,836,821	2.2
Maine	59	957,271	0.2
Maryland	482	9,065,761	2.0
Massachusetts	682	9,343,787	2.1
Michigan	667	11,394,747	2.6
Minnesota	314	3,770,804	0.9
Mississippi	100	1,883,400	0.4
Missouri	444	6,755,632	1.5
Montana	29	519,015	0.1
Nebraska	40	583,093	0.1
Nevada	160	3,206,417	0.7
New Hampshire	113	1,359,022	0.3
New Jersey	694	13,432,987	3.0
New Mexico	84	1,306,229	0.3
New York	2,629	36,849,283	8.3
North Carolina	500	9,447,100	2.1
North Dakota	4	34,955	*
Ohio	3,436	62,677,735	14.2
Oklahoma	611	9,021,477	2.0
Oregon	399	5,736,970	1.3
Pennsylvania	770	14,047,805	3.2
Rhode Island	47	892,034	0.2
South Carolina	199	4,140,154	0.9
South Dakota	23	401,957	0.1
Tennessee	435	5,792,571	1.3
Texas	3,176	48,045,248	10.9
Utah	83	3,099,345	0.7
Vermont	48	947,991	0.2
Virginia	603	8,912,791	2.0
Washington	779	10,954,851	2.5
West Virginia	76	1,297,549	0.3
Wisconsin	298	4,499,330	1.0
Wyoming	8	103,649	*
Other	183	3,290,839	0.7

Total	26,869	$442,658,041	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,065	$188,775,112	42.6%
Other Repayment Options(1)	10,339	179,630,493	40.6
Income-driven Repayment(2)	2,465	74,252,436	16.8

Total	26,869	$442,658,041	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 154 loans with an aggregate outstanding principal balance of $6,412,078 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	13,471	$181,800,791	41.1%
Unsubsidized	13,398	260,857,250	58.9

Total	26,869	$442,658,041	100.0%

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent by Pool by Outstanding Principal Balance
September 30, 1993 and earlier	14	$513,588	0.1%
October 1, 1993 through June 30, 2006	26,855	442,144,452	99.9
July 1, 2006 and later	0	0	0.0

Total	26,869	$442,658,041	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent by Pool by Outstanding Principal Balance
American Student Assistance	675	$8,643,204	2.0%
College Assist	1	3,746	*
Educational Credit Management Corporation	770	11,591,816	2.6
Great Lakes Higher Education Corporation	10,863	229,179,235	51.8
Illinois Student Assistance Comm	848	9,150,286	2.1
Kentucky Higher Educ. Asst. Auth.	1,995	23,656,466	5.3
Louisiana Office Of Student Financial Asst	450	5,796,932	1.3
Michigan Guaranty Agency	514	7,694,774	1.7
New Jersey Higher Ed Student Assistance Authority	1	439	*
New York State Higher Ed Services Corp	5,475	69,403,152	15.7
Oklahoma Guaranteed Stud Loan Prog	426	6,001,840	1.4
Pennsylvania Higher Education Assistance Agency	1,798	26,299,747	5.9
Texas Guaranteed Student Loan Corp	3,052	45,236,604	10.2
United Student Aid Funds, Inc.	1	-200	*
Total	26,869	$442,658,041	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.